UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                FORM 8-K/A (No. 1)


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


   Date of report (Date of earliest event reported)     November 15, 2004

            DIVALL INSURED INCOME PROPERTIES 2 LIMITED PARTNERSHIP
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            (Exact Name of Registrant as Specified in Its Charter)

                                    Wisconsin
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                (State or Other Jurisdiction of Incorporation)

                 0-17686                              39-1606834
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        (Commission File Number)           (IRS Employer Identification No.)


101 W. 11th Street, Suite 1110, Kansas City, Missouri            64105
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(Address of Principal Executive Offices)                       (Zip Code)

                                  (816) 421-7444
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             (Registrant's Telephone Number, Including Area Code)


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        (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 _
|_| Written  communications  pursuant to Rule 425 under the  Securities Act
    (17 CFR 230.425)
 _
|_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
 _
|_| Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
    Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant

(a) As indicated in the Current Report on Form 8-K by Divall Insured Income Properties 2 Limited Partnership (the "Company") filed with the Securities and Exchange Commission on November 19, 2004, the Company provided its former independent auditor, Deloitte & Touche LLP ("Deloitte"), with a copy of such Current Report and requested that Deloitte furnish a letter addressed to the SEC stating whether Deloitte agrees with the statements in such Current Report, in accordance with Item 304(a)(3) of Regulation S-K. This Amendment No. 1 to such Form 8-K is being filed pursuant to Item 304(a)(3) to include as Exhibit 16.1 hereto the letter from Deloitte dated November 18, 2004 addressed to the SEC (the "Letter"), received by the Company on December 1, 2004 in response to such request.


(b) This Amendment No. 1 is also intended to amend and restate subpart (b) under Item 4.01 of the Company's Current Report filed November 19, 2004, which incorrectly identified American Express Tax and Business Services Inc. ("American Express") as the Company's new independent auditors, instead of Altschuler, Melvoin and Glasser LLP, which is affiliated with American Express. Subpart (b) is amended and restated as follows:

     New independent accountants

     The Company engaged Altschuler, Melvoin and Glasser LLP ("AMG") as its new independent auditors as of November 15, 2004. During the two most recent fiscal years and through November 15, 2004, the Company has not consulted with AMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event required to be reported under paragraph 304(a)(1)(v) of Regulation S-K.


Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

     16.1 Letter to Securities Exchange Commission from Deloitte & Touche LLP

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE PROVO GROUP, INC., General Partner


Dated:   December 2, 2004       By  /s/ Bruce A. Provo
                                    --------------------------------
                                    President, CEO, and CFO